May 3, 2010

BNY MELLON FUNDS TRUST

-BNY Mellon Money Market Fund

-BNY Mellon National Municipal Money Market Fund

Supplement to Prospectus
dated December 31, 2009
(Class M and Investor class shares)

The Securities and Exchange Commission has recently amended its regulations with respect to money market funds. Beginning May 28, 2010, all money market funds will be required to comply with SEC requirements with respect to the liquidity of the funds’ investments. Specifically, taxable money market funds will be required to hold at least 10% of their total assets in “daily liquid assets” and all money market funds will be required to hold at least 30% of their total assets in “weekly liquid assets.” Daily liquid assets include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Also beginning May 28, 2010, new limits will be placed on the ability of a money market fund to acquire second-tier securities.  Specifically, money market funds will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than ½ of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

In addition, beginning June 30, 2010, a money market fund will be required to limit its dollar-weighted average portfolio maturity to 60 days or less, and its dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) to 120 days.